EXHIBIT 10.50
                  SECOND AMENDMENT
                         TO
     REAL PROPERTY LEASE AND EASEMENT AGREEMENT

        WHEREAS, THE BIBB COMPANY ("LESSOR"
hereinafter), a Georgia corporation,  and PANDA
ROSEMARY CORPORATION ("LESSEE" hereinafter)  , a
Delaware corporation, entered a Real Property Lease and Easement Agreement (the "LEASE" hereinafter) effective on June 9, 1989, wherein LESSOR agreed to demise and lease to LESSEE and LESSEE agreed to lease from LESSOR that certain real property (the
"PREMISES" hereinafter) located in the City of Roanoke Rapids, County of Halifax, State of North
Carolina, the same being more particularly described in Exhibit "A" hereto; and

        WHEREAS, the LEASE is recorded in Book 1452, Page 205 in the Register of Deeds in Halifax County,
North Carolina; and

        WHEREAS, LESSOR and LESSEE desire to amend the LEASE.

        NOW THEREFORE, in consideration of the
foregoing and of the premises hereinafter contained, LESSOR and LESSEE agree as follows:

1. Exhibit "A", attached to and made a part of the LEASE, is hereby deleted and replaced with the new
Exhibit  "A"  attached hereto and made a part hereof.

2. All other terms, conditions and provisions of the LEASE, as previously amended, which are not expressly deleted or changed herein shall remain in full force and effect.

   EXECUTED effective the 31 day of January  1990.

[CORPORATE SEAL]         THE BIBB COMPANY

                         By:______________
                         Title: President

[CORPORATE SEAL]         PANDA-ROSEMARY CORPORATION


Title: Assistant         By: Robert W. Carter
      Secretary          Title: President

STATE OF TEXAS      )

COUNTY OF DALLAS    )

  This 19th day of February, 1989, personally came before me, Theresia Bove a notary public, Terri
Broerman, who, being by me duly sworn, says that he knows the Common Seal of Panda-Rosemary Corporation and is acquainted with Robert W. Carter who is the
___ President of said Corporation, and that she, the said Terri Broerman is the Assistant Secretary of the said Corporation, and saw the Common Seal of said
Corporation affixed to said instrument by said ___
President and that she, the said Assistant Secretary signed her name in attestation of the execution of said instrument in the presence of said President of said Corporation.

 Witness my hand and notarial seal or stamp this the 19th day of February, 1989.

(Notarial Seal or Stamp)

My commission Expires:                 Theresia M. Bove
6-23-93                                Notary Public

STATE OF GEORGIA    )

COUNTY OF BIBB      )

   This 31 day of January, 1990, personally came before me, Tim K. Adam, a notary public, D.G. Vereen who, being by me duly sworn, says that he knows the Common Seal of The Bibb Company and is acquainted with Alan Davis who is the President of said
Corporation, and that he, the said D. G. Vereen is the Secretary of the said Corporation, and saw the said President sign the foregoing instrument and saw the Common Seal of said Corporation affixed to said instrument by said President, and that he, the said
D.G. Vereen signed his name in attestation of the execution of said instrument in the presence of said
President of said corporation.


 Witness my hand and notarial seal or stamp this 31 day of January, 1990.

(Notarial Seal or Stamp)

My commission Expires:              Tim K. Adams
3-3-92                              Notary Public